FOR IMMEDIATE RELEASE

STRATASYS AND HP TO DISCONTINUE
MANUFACTURING AND DISTRIBUTION AGREEMENT

Stratasys to Focus on Independent Channel Development Initiatives

MINNEAPOLIS, MN – August 1, 2012 – Stratasys, Inc. (NASDAQ: SSYS), a leading manufacturer of 3D printers and production systems for prototyping and manufacturing applications, today announced that Stratasys and HP have agreed to discontinue their manufacturing and distribution agreement for 3D printers, effective at the end of 2012. Stratasys does not expect the termination of its agreement with HP to have a material impact on its financial results for the current year and intends to work closely with HP to ensure a smooth transition for customers.

“Stratasys has enjoyed a productive relationship with HP, and moving forward, we will continue working towards our goal of achieving broader 3D printer usage worldwide,” said Scott Crump, chief executive officer and chairman of Stratasys. “As the market for 3D printing technology grows, Stratasys is focused on further developing our independent channel distribution initiatives to expand our distribution reach even further. Our recently-announced merger with Objet will help grow customer awareness of the many opportunities to deploy 3D printing and rapid prototyping techniques and will allow us to implement an even broader distribution channel with a more extensive geographic reach.”

Under the terms of the definitive agreement signed in January 2010, Stratasys developed and manufactured for HP an exclusive line of 3D printers based on Stratasys’ patented Fused Deposition Modeling (FDM®) technology. Later that year, HP began a phased rollout of the 3D printers in the mechanical design (MCAD) market in select European countries.

Cautionary Statement Regarding Forward-Looking Statements

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “plan”, “intends”, “desires”, “assume” or “believes” or similar words constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding the expected timing and ultimate closing of the merger with Objet, as well as the financial and operating results of the combined company after, and the anticipated benefits of, the merger; the size of the 3D printing market; our objectives for the marketing and sale of our Dimension® , uPrint® and Mojo® 3D Printers; our support removal systems; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; the success of our RedEye On Demand™ and other paid parts services; our ability to obtain the necessary approvals, including the affirmative vote of the Stratasys stockholders, and to satisfy the necessary closing conditions in order to successfully close the proposed merger with Objet; our ability to successfully integrate and market the combined company’s products; the combined company’s ability to achieve the expected revenue targets, the combined company’s ability to attract and retain management; and the combined company’s ability to protect and defend intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K and quarterly reports on Form 10-Q.

This release is available on the Stratasys web site at www.stratasys.com

Important Information for Investors and Shareholders

In connection with the proposed combination of Objet and Stratasys pursuant to an Agreement and Plan of Merger (the “Merger”), Objet has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which includes a proxy statement of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys concurrently filed the same proxy statement/prospectus with the SEC and will mail it to Stratasys shareholders for purposes of soliciting proxies for voting in favor of the Merger at a special meeting of Stratasys stockholders called for the purpose of approving the Merger Agreement and the Merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT STRATASYS, OBJET AND THE PROPOSED TRANSACTION. The proxy statement/prospectus and other relevant materials and any other related documents filed with the SEC may be obtained free of charge on the SEC’s website at www.sec.gov or via the Stratasys website at www.stratasys.com. Stockholders may also obtain a copy of the SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

Stratasys’ executive officers and directors may be deemed to be participants in the solicitation of proxies from the Stratasys stockholders in connection with the Merger. Information about Stratasys’ executive officers and directors and their ownership of Stratasys common stock is set forth in the proxy statement/prospectus, filed with the SEC on June 8, 2012, and amended on July 12, 2012, and will be set forth in other relevant materials to be filed with the SEC including the definitive proxy statement.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Stratasys

Stratasys Inc., Minneapolis, is a maker of additive manufacturing machines for prototyping and producing plastic parts. The company markets under the brands Mojo, uPrint and Dimension 3D Printers and Fortus Production 3D Printers. The company also operates RedEye On Demand, a digital-manufacturing service for prototypes and production parts. In 2011 Stratasys acquired 3D printer maker Solidscape Inc. According to Wohlers Report 2012, Stratasys had a 41.5 percent market share in 2011, and has been the unit market leader for the tenth consecutive year. Stratasys patented and owns the Fused Deposition Modeling (FDM®) process. The process creates functional prototypes and manufactured goods directly from any 3D CAD program, using high-performance industrial thermoplastics. The company holds 380 granted or pending additive manufacturing patents globally. Stratasys products are used in the aerospace, defense, automotive, medical, business and industrial equipment, education, architecture, and consumer-product industries. Online at: www.Stratasys.com

Stratasys, Fortus, Dimension, and uPrint are registered trademarks, and Mojo is a trademark, of Stratasys Inc.

Contacts

Stratasys
Investors:
Shane Glenn, Director, Investor Relations
952-294-3416
shane.glenn@stratasys.com

Media:
Joe Hiemenz
952-906-2726
joe.hiemenz@stratasys.com